UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 26, 2020

Comfort Systems USA, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13011	76-0526487
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

675 Bering Drive, Suite 400
Houston, Texas	77057
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (713) 830-9600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FIX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02        Results of Operations and Financial Condition

Attached and incorporated herein by reference as Exhibit 99.1 is a copy of a press release of Comfort Systems USA, Inc. (the “Company”) dated February 26, 2020 reporting the Company’s financial results for the fourth quarter and full year of 2019.

The above information and attached press release are being furnished pursuant to Item 2.02 of Form 8-K and General Instruction B.2 thereunder. The information included herein and in the attached press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

ITEM 8.01           Other Events

Attached and incorporated herein by reference as Exhibit 99.2 is a copy of a press release of the Company dated February 26, 2020 reporting the Company’s declaration of a quarterly dividend on the Company’s common stock to stockholders of record as of the close of business on the record date, March 9, 2020.

ITEM 9.01        Financial Statements and Exhibits

(d) The following Exhibits are included herein:

Exhibit 99.1 Press Release of Comfort Systems USA, Inc. dated February 26, 2020 reporting the Company’s financial results for the fourth quarter and full year of 2019.

Exhibit 99.2 Press Release of Comfort Systems USA, Inc. dated February 26, 2020 reporting the Company’s declaration of a quarterly dividend on the Company’s common stock to stockholders of record as of the close of business on the record date, March 9, 2020.

EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description

99.1	Press Release of Comfort Systems USA, Inc. dated February 26, 2020 reporting the Company’s financial results for the fourth quarter and full year of 2019.

99.2

Press Release of Comfort Systems USA, Inc. dated February 26, 2020 reporting the Company’s declaration of a quarterly dividend on the Company’s common stock to stockholders of record as of the close of business on the record date, March 9, 2020.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMFORT SYSTEMS USA, INC.

By:	/s/ Laura F. Howell
Laura F. Howell, Vice President and General Counsel

Date:      February 26, 2020

4